SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

OHIO CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

OHIO

(State or other jurisdiction of incorporation or organization)

Commission File Number 0-5544

31-0783294

(I.R.S. Employer Identification No.)

9450 Seward Road

Fairfield, Ohio

(Address of principal executive offices)

45014

(Zip Code)

(513) 603-2400

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On March 22, 2005, Ohio Casualty announced the expiration and results of its offer to exchange up to $184,250,000 in aggregate principal amount of its 5.00% Convertible Notes due 2022 (the “New Notes”) for its outstanding 5.00% Convertible Notes due 2022 (the “Old Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press release dated March 22, 2005 issued by Ohio Casualty Corporation and posted on the Corporation’s website at http://www.ocas.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO CASUALTY CORPORATION
(Registrant)

/s/ Debra K. Crane
Debra K. Crane
Senior Vice President, General Counsel and Secretary

Date: March 22, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated March 22, 2005 issued by Ohio Casualty Corporation and posted on the Corporation’s website at http://www.ocas.com.